SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 16, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                   333-32591                    58-1897792
  -------------                   ---------                    ----------
 (State or other                 (Commission                  (IRS Employer
  jurisdiction                    File No.)                Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5          Other Events.
                -------------

                The registrant distributed the Certificateholders Statement for the month of June 2001 to the Series 1997-2 Certificateholders on July 16, 2001.

                The registrant distributed the Certificateholders Statement for the month of June 2001 to the Series 1998-1 Certificateholders on July 16, 2001.




                                      - 1 -



Item 7(c).      Exhibits.
                ---------

                The  following  is  filed as an  exhibit  to this  report  under
                Exhibit 28:

      99.1      Series 1997-2 Certificateholders Statement for the month of June
                2001.

      99.2      Series 1998-1 Certificateholders Statement for the month of June
                2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FNANB CREDIT CARD
                                  MASTER TRUST


                                  By:       FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Transferor and Servicer


                                  By:
                                            -------------------------------
                                            Michael T. Chalifoux
                                            Chairman of the Board





Date:      July 16, 2001

                                       -2-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS



  Exhibit
  Number        Exhibit


    99.1        Series 1997-2 Certificateholders Statement for the month of June
                2001.


    99.2        Series 1998-1 Certificateholders Statement for the month of June
                2001.